Goldman Sachs Funds

INTERNET TOLLKEEPER FUND℠

Semiannual Report June 30, 2001

Long-term growth of capital

through companies that are

strategically positioned to benefit

from the expansion of the Internet.

Goldman Sachs

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Market Overview

Dear Shareholder,
 Despite a strong showing during the second quarter of 2001, the overall equity market declined during the six-month reporting period. A weakening economy, falling corporate profits and the increased threat of a recession all took their toll on U.S. stock prices.

Economic Review

During the reporting period, economic activity in the U.S. has declined sharply. Initially, this took the form of weaker production, higher unemployment claims and lower consumer confidence. This information triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias as the reporting period began.

In January 2001, the Fed began a series of rapid interest rate cuts to reverse the economic slowdown. It began with an unexpected 50 basis point cut on January 3, 2001, and this unusual move was followed up by five additional easings during the period. This aggressive action, totaling 275 basis points of cuts in less than six months, demonstrated the Fed’s commitment to stimulate economic growth. In fact, during the 1990-91 recession, it took the Fed 17 months to lower rates a comparable amount.

Market Review

The weakness in the U.S. equity market that prevailed in 2000 continued unabated in the first quarter of 2001. During that time, the S&P 500 Index fell 11.86%, the Russell 2000 Index dropped 6.51% and the NASDAQ Composite Index plunged 25.51%. Virtually all sectors were flat to down, as investors fled to “safe-havens,” such as fixed income securities.

During the second quarter, the markets reversed course, with the S&P 500 Index rising 5.85%, the Russell 2000 Index leaping 14.41% and the NASDAQ Composite Index soaring 17.40%. Investor optimism grew, as concerns over weak corporate earnings slightly subsided. While companies continued to experience a sluggish business environment, this atmosphere did not deter stock prices. The reason for this was twofold. First, investors assumed that the multiple interest rate cuts would spur corporate investment in the near future. Second, investors had already anticipated negative earnings news and much of this was already reflected in the price of stocks.

In summary, the market gyrations we have experienced continue to emphasize the importance of maintaining a long-term approach with your investments. We also urge you to consult with your financial advisor during periods of extreme volatility. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management
July 12, 2001

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

What Differentiates Goldman Sachs
Internet Tollkeeper Investment Process?

The Goldman Sachs Internet Tollkeeper Fund seeks to provide investors with a unique solution to investing in the Internet. The Fund invests in established growth companies that are strategically positioned to benefit long-term from the growth of the Internet by providing media/content, backbone/infrastructure, and services to Internet companies and Internet users.

Goldman Sachs’ Growth Equity Investment Process

Buy the business: Make decisions with a view toward owning the business for decades to come
Buy high-quality growth businesses:
Long product life cycles Brand names Dominant market share Long-term sustainability of earnings
Buy at a discount to the business’ true value

Team Based: Input from each team member Continuous Scrutiny: Daily review of market, industry and company developments Low Turnover: A buy-and-hold strateg

Growth stock portfolios that:

  are strategically positioned for long-term growth
  are style and capitalization-consistent
  most investors would feel comfortable owning if the market closed for 10 years
This Strategy - Applied to the Internet:

Media/Content	Backbone/Infrastructure
Services	Improved Business Model

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Fund Basics
as of June 30, 2001

PERFORMANCE REVIEW
December 31, 2000– June 30, 2001	Fund Cumulative Total Return (based on NAV)[1]	S&P 500 Index[2]	NASDAQ Composite Index[2]	Goldman Sachs Internet Index[2]

Class A	–14.29%	–6.70%	–12.52%	–24.15%
Class B	–14.67	–6.70	–12.52	–24.15
Class C	–14.60	–6.70	–12.52	–24.15
Institutional	–14.12	–6.70	–12.52	–24.15
Service	–14.31	–6.70	–12.52	–24.15

[1]The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance reflects the investment of dividends and other distributions. Total return figures are not annualized.
[2]The Indices are unmanaged and do not reflect any fees or expenses. In addition, investors cannot invest directly in the Indices. The S&P 500 and NASDAQ Composite Indices reflect the reinvestment of dividends.
STANDARDIZED ANNUAL TOTAL RETURNS[3]
For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–47.14%	–47.27%	–45.01%	–43.84%	–44.11%
Since Inception	–1.22	–1.10	1.22	2.46	1.90
(10/1/99)

[3] The Standardized Total Returns are average annual or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A shares and the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their respective Standardized Annual Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

The Fund’s participation in the Initial Public Offering (IPO) market during its initial start-up phase may have had a magnified impact on the Fund’s performance because of its relatively small asset base at start up. As the Fund’s assets grow, it is probable that the effect of IPO investments on the Fund’s future performance will not be as significant.

TOP 10 HOLDINGS AS OF 6/30/01[4]
Holding	% of Total Net Assets	Line of Business

AOL Time Warner, Inc.	6.7%	Entertainment
Viacom, Inc. Class B	5.8	Entertainment
Sabre Holdings Corp.	5.4	Computer Software
Microsoft Corp.	5.2	Computer Software
Crown Castle International Corp.	4.6	Wireless
Clear Channel Communications, Inc.	4.2	Media
Comcast Corp.	4.0	Media
VeriSign, Inc.	3.9	Internet
Westwood One, Inc.	3.8	Media
AT&T Corp.–Liberty Media Corp.	3.3	Media

[4] The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Performance Overview

Dear Shareholder,
We are pleased to report on the performance of the Goldman Sachs Internet Tollkeeper FundSM. This semiannual report covers the six-month period ended June 30, 2001.

Performance Review

Over the six-month period that ended June 30, 2001, the Fund’s Class A, B, C, Institutional and Service classes generated, respectively –14.29%, –14.67%, –14.60%, –14.12% and –14.31% cumulative total returns. We measure performance relative to several indices, including the Goldman Sachs Internet Index, NASDAQ Composite Index (with dividends reinvested), and S&P 500 Index. During the past six-months these various benchmarks have generated cumulative total returns of –24.15%, –12.52%, and –6.70%, respectively.

Initially the period was characterized by periods of sharp volatility, led mostly by the Technology sector. During the first quarter of 2001 virtually all sectors were flat to down, however the focus was on the Technology sector. Within this area, it was the former “safe-havens” or blue chip technology stocks that had the worst performance.

In an effort to fuel the economy, the Federal Reserve Board cut interest rates six times, bringing the Federal Funds rate down to 3.75%. In addition, the Fed paved the way for future rate reductions, saying the risk of economic weakness outweighs the danger of inflation. However, investors remained wary about the likelihood of more corporate earnings warnings and the Fund was certainly not immune to the market’s overall decline. We would expect this, as the Fund takes a different — and potentially more conservative — approach to investing in the Internet.

Portfolio Positioning

The Fund invests primarily in established growth businesses within the media, telecommunications, technology and internet sectors.

Portfolio Highlights

  AOL Time Warner, Inc. — The combination of AOL and Time Warner represented one of the biggest mergers in the media world. AOL will gain broadband access, a diversified revenue stream, proprietary content and numerous cross-selling opportunities. Time Warner gains access to the world’s leading Internet company.
  AT&T Corp. — Liberty Media Corp. — Liberty Media Group (LMG) is a portfolio company that owns control, or influential equity stakes in over 150 sports and general interest cable TV programmers around the world. LMG owns stakes in a number of name brand franchises, such as The Discovery Channel, Learning Channel, Travel Channel, Fox Regional Sports Networks, Starz!, Encore, QVC, Home Shopping Network, TV Guide, and many other popular channels.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

  Westwood One, Inc. — Westwood One is the largest provider of content to the U.S. radio industry. The company provides stations with traditional radio programming, as well as other content that includes weather and traffic. Westwood’s programming and commercials currently air on more than 7,500 radio and television stations.

Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own — based on the criteria mentioned above — will withstand even an uncertain market environment.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 12, 2001

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs Internet Tollkeeper Fund. For comparative purposes, the performance of the Fund’s benchmarks (S&P 500 Index, NASDAQ Composite Index and Goldman Sachs Internet Index) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

Internet Tollkeeper Fund’s Lifetime Performance

Growth of a $10,000 Investment, October 1, 1999 to June 30, 2001.

Class A Shares
S&P 500 Index
NASDAQ Composite Index
Goldman Sachs Internet Index
$23,000
$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
$2,000
10/1/99
12/99
3/00
6/00
9/00
12/00
3/01
6/01
$9,787
$9,743
$7,870
$3,019

Average Annual Total Return through June 30, 2001	Since Inception	One Year	Six Months(a)

Class A (commenced October 1, 1999)
Excluding sales charges	2.01%	-44.06%	-14.29%
Including sales charges	-1.22%	-47.14%	-18.98%

Class B (commenced October 1, 1999)
Excluding contingent deferred sales charges	1.22%	-44.49%	-14.67%
Including contingent deferred sales charges	-1.10%	-47.27%	-18.94%

Class C (commenced October 1, 1999)
Excluding contingent deferred sales charges	1.22%	-44.46%	-14.60%
Including contingent deferred sales charges	1.22%	-45.01%	-15.46%

Institutional Class (commenced October 1, 1999)	2.46%	-43.84%	-14.12%

Service Class (commenced October 1, 1999)	1.90%	-44.11%	-14.31%

(a)	Not annualized

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 98.0%

Computer Hardware – 8.5%
355,200	Brocade Communications Systems, Inc. *	$ 15,625,248
946,400	Cisco Systems, Inc. *	17,224,480
1,134,400	EMC Corp.	32,954,320
508,540	Emulex Corp. *	20,545,016
410,482	JDS Uniphase Corp. *	5,233,646
764,346	McDATA Corp. Class A *	13,414,272
900,300	Sun Microsystems, Inc. *	14,152,716

		119,149,698

Computer Software – 17.9%
184,650	Avocent Corp. *	4,200,787
1,362,200	Interwoven, Inc. *	23,021,180
978,930	Intuit, Inc. *	39,147,411
1,002,370	Microsoft Corp. *	73,173,010
709,700	Oracle Corp. *	13,484,300
1,528,310	Sabre Holdings Corp.	76,415,500
333,510	VERITAS Software Corp. *	22,188,420

		251,630,608

Electrical Equipment – 1.3%
803,400	American Tower Corp. *	16,606,278
181,260	Avici Systems, Inc. *	1,553,398

		18,159,676

Electrical Utilities – 1.4%
461,680	The AES Corp. *	19,875,324

Entertainment – 13.2%
1,788,350	AOL Time Warner, Inc. *	94,782,550
415,700	Metro-Goldwyn-Mayer, Inc. *	9,415,605
1,586,721	Viacom, Inc. Class B *	82,112,812

		186,310,967

Home Products – 1.4%
879,960	Energizer Holdings, Inc. *	20,195,082

Information Services – 4.9%
508,630	First Data Corp.	32,679,478
121,300	TMP Worldwide, Inc. *	7,170,043
925,540	Travelocity.com, Inc. *	28,414,078

		68,263,599

Internet – 9.4%
420,900	Check Point SoftwareTechnologies Ltd.	21,284,913
491,500	CheckFree Corp. *	17,236,905
620,960	DoubleClick, Inc. *	8,668,602
1,313,590	E.piphany, Inc. *	13,346,074
289,373	Openwave Systems, Inc. *	10,041,243
910,877	VeriSign, Inc. *	54,661,729
387,200	Yahoo!, Inc. *	7,740,128

		132,979,594

Leisure – 0.5%
357,900	Cendant Corp. *	6,979,050

Shares	Description	Value

Common Stocks – (continued)

Media – 22.9%
2,648,800	AT&T Corp.-Liberty Media Corp. *	$ 46,327,512
576,640	Cablevision Systems Corp.	33,733,440
326,450	Cablevision SystemsCorp.-Rainbow Media Group*	8,422,410
938,634	Clear Channel Communications, Inc.*	58,852,352
1,302,180	Comcast Corp. *	56,514,612
389,400	EchoStar Communications Corp.*	12,624,348
599,597	Gemstar-TV Guide International, Inc. *	25,542,832
711,300	UnitedGlobalCom, Inc. *	6,152,745
461,100	Univision Communications, Inc. *	19,725,858
1,468,500	Westwood One, Inc. *	54,114,225

		322,010,334

Publishing – 1.1%
1,245,384	CNET Networks, Inc. *	16,189,992

Security/Asset Management – 1.3%
1,217,450	The Charles Schwab Corp.	18,626,985

Semiconductors – 6.6%
1,412,780	Integrated Circuit Systems, Inc. *	27,125,376
221,800	Intersil Corp. *	8,073,520
444,380	PMC-Sierra, Inc. *	13,806,887
435,500	QUALCOMM, Inc. *	25,468,040
443,600	Xilinx, Inc. *	18,294,064

		92,767,887

Telephone – 1.4%
555,825	NTL, Inc. *	6,697,691
410,400	Qwest Communications International, Inc.	13,079,448

		19,777,139

Wireless – 6.2%
3,967,530	Crown Castle International Corp. *	65,067,492
891,830	Sprint Corp. (PCS Group) *	21,537,694

		86,605,186

TOTAL COMMON STOCKS
(Cost $1,861,752,785)		$1,379,521,121

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 1.1%

Joint Repurchase Agreement Account II^
$16,300,000	4.11%	07/02/2001	$ 16,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $16,300,000)			$ 16,300,000

TOTAL INVESTMENTS
(Cost $1,878,052,785)			$1,395,821,121

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

Assets:

Investment in securities, at value (identified cost $1,878,052,785)	$1,395,821,121
Cash, at value	47,416
Receivables:
Investment securities sold	15,173,739
Fund shares sold	709,989
Dividends and interest, at value	13,895

Total assets	1,411,766,160

Liabilities:

Payables:
Amounts owed to affiliates	2,176,592
Fund shares repurchased	1,499,648
Accrued expenses and other liabilities	62,712

Total liabilities	3,738,952

Net Assets:

Paid-in capital	2,403,357,412
Accumulated undistributed net investment loss	(12,826,646)
Accumulated net realized loss on investment transactions	(500,271,894)
Net unrealized loss on investments	(482,231,664)

NET ASSETS	$1,408,027,208

Net asset value, offering and redemption price per share:(a)
Class A	$10.20
Class B	$10.06
Class C	$10.05
Institutional	$10.27
Service	$10.18

Shares outstanding:
Class A	52,880,530
Class B	49,784,889
Class C	26,046,978
Institutional	10,306,080
Service	39,151

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	139,057,628

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $10.79. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

Investment income:

Interest	$ 1,165,410
Dividends	67,649

Total income	1,233,059

Expenses:

Management fees	7,572,584
Distribution and Service fees(a)	4,875,599
Transfer Agent fees(b)	1,365,327
Custodian fees	114,861
Registration fees	75,447
Professional fees	13,374
Trustee fees	7,708
Service Share fees	867
Other	39,870

Total expenses	14,065,637

Less — expense reductions	(5,932)

Net expenses	14,059,705

NET INVESTMENT LOSS	(12,826,646)

Realized and unrealized gain (loss) on investment transactions:

Net realized loss from investment transactions	(347,467,837)
Net change in unrealized loss on investments	99,845,951

Net realized and unrealized loss on investment transactions	(247,621,886)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(260,448,532)

(a)	Class A, Class B and Class C had Distribution and Service fees of $735,741, $2,699,181 and $1,440,677, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $559,164, $512,844, $273,729, $19,498 and $92, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2001 (Unaudited)	For the Year Ended December 31, 2000
From operations:

Net investment loss	$ (12,826,646)	$ (37,251,068)
Net realized loss on investment transactions	(347,467,837)	(143,421,240)
Net change in unrealized gain (loss) on investments	99,845,951	(927,470,699)

Net decrease in net assets resulting from operations	(260,448,532)	(1,108,143,007)

Distributions to shareholders:

From net realized gain on investment transactions
Class A shares	—	(12,416,816)
Class B shares	—	(11,416,015)
Class C shares	—	(6,375,111)
Institutional shares	—	(1,864,030)
Service shares	—	(10,326)

Total distributions to shareholders	—	(32,082,298)

From share transactions:

Proceeds from sales of shares	183,952,266	1,980,084,307
Reinvestment of dividends and distributions	—	26,454,506
Cost of shares repurchased	(246,888,977)	(645,181,450)

Net increase (decrease) in net assets resulting from share transactions	(62,936,711)	1,361,357,363

TOTAL INCREASE (DECREASE)	(323,385,243)	221,132,058

Net assets:

Beginning of period	1,731,412,451	1,510,280,393

End of period	$1,408,027,208	$1,731,412,451

Accumulated undistributed net investment loss	$ (12,826,646)	$ —

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements
June 30, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Internet Tollkeeper Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available, are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

         Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro-rata basis depending upon the nature of the expense.

         Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

D.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

         Capital losses incurred after October 31 (post-October losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer net capital losses of $125,877,481 for the fiscal year ended December 31, 2000. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

The Fund had no capital loss carryforwards for U.S. federal tax purposes.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

         At June 30, 2001, the aggregate cost of portfolio securities for federal income tax purposes was $1,904,987,372. Accordingly, the gross unrealized gain on investments was $100,139,647 and the gross unrealized loss was $609,305,898, resulting in a net unrealized loss of $509,166,251.

E.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

F.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.

         Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .06% of the average daily net assets of the Fund. For the six months ended June 30, 2001, there was no expense reimbursement. However, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2001, the custody fees were reduced by approximately $6,000 under such arrangements.

         Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $401,000 for the six months ended June 30, 2001.

         The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

         The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

         Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

3. AGREEMENTS (continued)

At June 30, 2001, the Fund owed approximately $1,246,000, $727,000 and $204,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the six months ended June 30, 2001, were $201,682,581 and $274,409,285, respectively. For the six months ended June 30, 2001, Goldman Sachs earned approximately $4,000 of brokerage commissions from portfolio transactions.

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

         At June 30, 2001, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $16,300,000 in principal amount. At June 30, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$ 500,000,000	4.14%	07/02/2001	$ 500,000,000	$ 500,172,500

Barclays Capital, Inc.	1,000,000,000	4.12	07/02/2001	1,000,000,000	1,000,343,333

Bear Stearns Companies, Inc.	1,000,000,000	4.12	07/02/2001	1,000,000,000	1,000,343,333

Chase Securities, Inc.	2,000,000,000	4.10	07/02/2001	2,000,000,000	2,000,683,333

Credit Suisse First Boston Corp.	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

Greenwich Capital Markets	100,000,000	4.10	07/02/2001	100,000,000	100,034,167

Lehman Brothers	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

Salomon Smith Barney Holdings, Inc.	1,000,000,000	4.10	07/02/2001	1,000,000,000	1,000,341,667

UBS Warburg LLC	1,399,500,000	4.12	07/02/2001	1,399,500,000	1,399,980,495

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$8,999,500,000	$9,002,582,162

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the six months ended June 30, 2001, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2001 (Unaudited)		For the Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,685,196	$ 95,330,365	45,608,881	$ 853,013,004
Reinvestment of dividends and distributions	—	—	748,039	10,524,915
Shares repurchased	(11,689,572)	(120,380,889)	(20,372,806)	(327,255,413)

	(3,004,376)	(25,050,524)	25,984,114	536,282,506

Class B Shares
Shares sold	2,509,266	27,118,093	32,824,493	615,775,310
Reinvestment of dividends and distributions	—	—	667,484	9,313,505
Shares repurchased	(5,481,672)	(55,980,205)	(8,708,908)	(138,973,664)

	(2,972,406)	(28,862,112)	24,783,069	486,115,151

Class C Shares
Shares sold	1,522,885	16,309,941	19,106,783	358,830,187
Reinvestment of dividends and distributions	—	—	352,847	4,915,377
Shares repurchased	(4,293,998)	(44,010,687)	(7,791,870)	(126,281,702)

	(2,771,113)	(27,700,746)	11,667,760	237,463,862

Institutional Shares
Shares sold	4,075,754	45,152,624	8,391,336	151,507,146
Reinvestment of dividends and distributions	—	—	119,474	1,690,559
Shares repurchased	(2,511,231)	(26,386,930)	(3,315,319)	(52,404,910)

	1,564,523	18,765,694	5,195,491	100,792,795

Service Shares
Shares sold	3,885	41,243	64,279	958,660
Reinvestment of dividends and distributions	—	—	722	10,150
Shares repurchased	(12,328)	(130,266)	(20,171)	(265,761)

	(8,443)	(89,023)	44,830	703,049

NET INCREASE (DECREASE)	(7,191,815)	$ (62,936,711)	67,675,264	$1,361,357,363

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Total distributions to shareholders from net realized gains
	Net asset value, beginning of period	Net investment loss(c)	Net realized and unrealized gain (loss)	Total from investment operations		Net asset value, end of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2001 - Class A Shares	$11.90	$(0.07)	$(1.63)	$(1.70)	$—	$10.20
2001 - Class B Shares	11.79	(0.11)	(1.62)	(1.73)	—	10.06
2001 - Class C Shares	11.78	(0.11)	(1.62)	(1.73)	—	10.05
2001 - Institutional Shares	11.97	(0.05)	(1.65)	(1.70)	—	10.27
2001 - Service Shares	11.88	(0.07)	(1.63)	(1.70)	—	10.18

FOR THE YEAR ENDED DECEMBER 31,

2000 - Class A Shares	19.25	(0.20)	(6.94)	(7.14)	(0.21)	11.90
2000 - Class B Shares	19.20	(0.33)	(6.87)	(7.20)	(0.21)	11.79
2000 - Class C Shares	19.19	(0.33)	(6.87)	(7.20)	(0.21)	11.78
2000 - Institutional Shares	19.25	(0.13)	(6.94)	(7.07)	(0.21)	11.97
2000 - Service Shares	19.23	(0.21)	(6.93)	(7.14)	(0.21)	11.88

FOR THE PERIOD ENDED DECEMBER 31,

1999 - Class A Shares (Commenced October 1)	10.00	(0.05)	9.30	9.25	—	19.25
1999 - Class B Shares (Commenced October 1)	10.00	(0.08)	9.28	9.20	—	19.20
1999 - Class C Shares (Commenced October 1)	10.00	(0.08)	9.27	9.19	—	19.19
1999 - Institutional Shares (Commenced October 1)	10.00	(0.03)	9.28	9.25	—	19.25
1999 - Service Shares (Commenced October 1)	10.00	(0.05)	9.28	9.23	—	19.23

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNET TOLLKEEPER FUND

						Ratios assuming no expense reductions
Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

(14.29)%	$539,202	1.47	%(b)	(1.31)	%(b)	1.47	%(b)	(1.31)	%(b)	14%
(14.67)	500,776	2.22	(b)	(2.06)	(b)	2.22	(b)	(2.06)	(b)	14
(14.60)	261,770	2.22	(b)	(2.06)	(b)	2.22	(b)	(2.06)	(b)	14
(14.12)	105,881	1.07	(b)	(0.91)	(b)	1.07	(b)	(0.91)	(b)	14
(14.31)	398	1.57	(b)	(1.29)	(b)	1.57	(b)	(1.29)	(b)	14

(37.24)	664,994	1.50		(1.13)		1.50		(1.13)		82
(37.65)	621,790	2.25		(1.88)		2.25		(1.88)		82
(37.67)	339,431	2.25		(1.88)		2.25		(1.88)		82
(36.88)	104,631	1.10		(0.74)		1.10		(0.74)		82
(37.28)	566	1.60		(1.29)		1.60		(1.29)		82

92.50	575,535	1.50	(b)	(1.29)	(b)	1.79	(b)	(1.58)	(b)	16
92.00	537,282	2.25	(b)	(2.04)	(b)	2.54	(b)	(2.33)	(b)	16
91.90	329,135	2.25	(b)	(2.05)	(b)	2.54	(b)	(2.34)	(b)	16
92.50	68,275	1.10	(b)	(0.88)	(b)	1.39	(b)	(1.17)	(b)	16
92.30	53	1.60	(b)	(1.35)	(b)	1.89	(b)	(1.64)	(b)	16

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion as of June 30, 2001, in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
Mary Hoppa, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

Goldman Sachs Internet Tollkeeper Fund is a service mark of Goldman, Sachs & Co.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Fund is subject to greater risk of loss as a result of adverse economic business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Fund invests in "Internet Tollkeeper" companies, and its net asset value may fluctuate substantially over time. Because the Fund concentrates its investments in Internet Tollkeeper companies, the Fund's performance may be substantially different from the returns of the broader stock market and of "pure" Internet funds. Past performance is not an indication of future returns and, depending on the timing of your investment, you may lose money even if the Fund's past returns have been positive.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: August 29, 2001 01-1307 / TOLLSAR / 196K / 8-01